Semi-Annual Report
March 31, 1999

Investment Changes
Supplementary Information
For the Six Months Ended March 31, 1999

Holdings under Fox Asset Management

Purchases
5,000  Air Products & Chems        10,000  Halliburton Company
6,000  AKZO Nobel NV ADR           15,000  Kerr-McGee
3,300  Computer Associates         10,000  Phillips petroleum
11,500 Dana Corporation            17,000  Tenet healthcare Corp
3,500  DuPont EI deNemours         11,000  Thomas & Betts
8,000  Emerson Electric             3,000  TRW

Sales
10,000  American Stores             6,500  Hercules Inc
23,700  Amgen                       2,000  Hong Kong Tele Spnd ADR
15,701  AMP Inc.                    2,000  Intel
15,000  Applied Materials           3,100  Kennametal Inc
20,000  Baker Hughes               11,300  Kerr-McGee
250     Citigroup Inc              20,000  KLA-Tencor
2,000   Computer Associates Intl    6,500  Mobil Corp
6,000   Crown Cork & Seal           4,000  Penney J.C. Co Inc
4,000   CSX                        10,000  Raychem
5,000   Dana Corporation            5,600  Thomas & Betts
2,000   DuPont EI deNemours        10,000  Tidewater
4,500   First Union Corp            1,000  U S  West
9,100   Frontier Corp

Supplemental Information
For April 6, 1999
Transactions by Westcap

Purchases
5,250   American Intl Group Inc     4,890  Medtronic Inc
8,540   Bell Atlantic Corp8,          500  Merck & Co Inc
10,220   Bristol Myers Squibb Co    7,010  Microsoft Corp
4,840   Cisco Sys Inc              10,760  Nation Wide Financial
3,990   Citigroup Inc               7,030  Newell Rubbermaid Inc
7,930   Computer Sciences Corp      4,670  Pfizer Inc
6,310   Federal Natl. Mtg. Assoc.  11,950  Schering Plough Corp
8,710   Frontier Corporation       11,410  SCI Sys Inc
5,810   General Electric Co        16,760  Sysco Corp
3,010   I B M                       5,000  Texas Instruments Inc
5,660   Interpublic Group Cos       7,410  Time Warner Inc
9,400   Lucent Technologies Inc    11,490  Unum Corp
8,320   Mediaone Group Inc          4,650  Wal Mart Stores, Inc.

Sales
10,000  3 Com Corp                 10,000  Goodyear Tire & Rubber Co
15,000  Air Prods & Chems          10,000  Hartford Financial Services
6,000   Akzo Nobel NV ADR          20,100  Hercules Inc
10,000  Alcoa Inc.                 15,000  Hewlett Packard Co
5,000   Columbia Gas System        28,000  Hong Kong Telecomm
13,300  Computer Associates Int   l16,900  Kennametal Inc
20,600  ConAgra Inc                10,000  KeyCorp New
14,000  Crown Cork & Seal Inc      20,000  Parker Hannifin Corp
8,500   CSX Corp                    6,000  Penney, JC Inc
24,500  Dana Corporation           15,000  Rohm & Haas
8,000   Emerson Electric Co        17,000  Tenet Healthcare Corp
10,000  Everest Reins Hdlg. Inc    11,000  Thomas & Betts Corp
5,500   First Union Corp           19,000  TRW Inc
7,800   General Mills Inc          12,000  Union Planters Corp
15,700  Genuine Parts Co           12,500  Universal Foods Corp

Dear Fellow Shareholder:
     Sadly, we report the passing of the Fund's Secretary-Treasurer and long-time Director, James (Jim) Corradi. After a brief illness, Jim passed away peacefully at his home on Easter morning surrounded by his wife, Marianne, and their children. Jim has been a dedicated, major contributor to the administrative operations of the Fund during the past several years. To say that he will be sorely missed does not do justice to Jim's very significant contributions. All of us at Investors Research Fund extend our deepest sympathy to his family at this time of loss.
     A further important news item relates to the change that has taken place in the portfolio management of the Fund. Effective April 1, 1999, we engaged a new portfolio manager: Westcap Investors, LLC, of Los Angeles California. Your Board of Directors had not been satisfied with Fox Asset Management's investment performance during its management tenure. Operating differences at Fox during late 1998 had culminated in a substantial reorganization. The result was that Fox had become a different organization from the Fox that we had engaged in mid-1998. In late February and early March, 1999, the Board undertook a thorough review of Fox's portfolio management history relative to our Fund and determined that it was desirable for our shareholders to have the benefit of a new portfolio manager at the earliest date possible. After termination notice was given to Fox Asset Management, an agreement was made among Westcap Investors, Fox Asset Management and Investors Research Fund whereby on April 1, 1999 Westcap took over full management of the Fund's portfolio.
     For additional information and a more complete discussion, we are enclosing herewith a copy of our "sticker" to the new Investors Research Fund Prospectus. As you know, a "sticker" is a document prepared after a prospectus has become effective in order to update the Fund's prospectus without having to reprint all of the information in the basic prospectus. If anyone wishes a copy of the Fund's current prospectus, please call our Shareholder Service Department at ND Resources, Inc. ND's toll-free telephone number is: 1-800-292-6775.
     On September 30, 1998, the net asset value of our shares was $3.32. On March 31, 1999, marking the end of the six-month semi-annual period, the net asset value was $3.64. That is an increase of $.32 per share for the six-month period.
     On its face, that number represents a 13% increase in share value during the six-month period. However, when Fox took over portfolio management responsibilities on June 22, 1998, Investors Research Fund shares had a net asset value of $3.70. On April 1, when Fox turned over management responsibilities to Westcap, the net asset value was $3.65. That was essentially a flat performance. The board of directors expected more from Fox under the contemporary market conditions.
     The basic reason for the flat performance of Fund shares during the current reporting period is that Fox has managed the portfolio on a value style basis. Value stocks (that is, stocks believed by a manager to have been undervalued by the market) have not been in favor in the current market. Our change to Westcap Investors will put the Fund into the current flow of the market, which has favored the growth style of investment management. The growth style focuses primarily on companies that have established a history of steadily increasing earnings. However, Westcap maintains the flexibility and technique to take advantage of current shifts in market sentiment to benefit our shareholders.
     For your information, I am enclosing an itemization of the portfolio changes that had been made by Westcap as of April 6, 1999. The "sales" represent dispositions and the "purchases" represent new issues acquired by the Fund under Westcap portfolio management. I think that you will be gratified to know that we have moved into the "movers and shakers" area of the current securities markets.
     There have been a number of interesting and somewhat unusual facts about the performance of the securities markets during recent months. For example, the Dow Jones Industrial Average has gained approximately 23% in the last six months. However, about 80% of that gain has been the result of gains in only 8 of the 30 stocks in the index. Thus, about 25% of the Dow stocks chalked up 80% of the overall index gain.
     With respect to the S & P 500, only 7 of the stocks in that index have accounted for 40% of the gain in that index of 500 stocks. Here again, the apparently substantial gain in 500 stocks was created by an upsurge in the price of a handful of stocks.
     We believe that Westcap is on the right track in its handling of the Fund's portfolio. Its management style is that of "core growth," meaning, according to Glenn Weirick, president and co-founder of Westcap Investors, that they select growth stocks on the basis of "growth at a reasonable price." They can also utilize value stocks when the market is embracing that type of security. The officers and directors of your Fund favor that approach in the current market and, based upon the responses from those of you who attended the annual shareholders' meeting on March 30, 1999, you like it, also.
     Mr. Weirick has indicated that he would welcome the opportunity to speak with any Investors Research Fund shareholder who would like to discuss with him the Fund's portfolio, anything relating thereto, and future investment prospects. Westcap's telephone number is: (310) 996-3200.
     At the present time, our expectations are that the long running bull market will continue for the reasonably indefinite future. However, as we have indicated previously, the upward trend will not continue without some intervals of profit taking correction on a short term basis, generating some continuing volatility. Thus far, inflation has remained at a very low level. Interest rates appear reasonably stable. Consumer confidence seems to be optimistic. We expect economic growth to continue. For those of us who are interested in equity investing, we think that an essentially fully invested equity position is to be maintained.
     As you can ascertain, we are optimistic concerning future market performance. We believe that the blossoming of the internet carries with it promise of favorable conditions for consumers as well as for those companies that can take advantage of the changing conditions. Those favorable factors carry good prospects for investors. Please be assured that Investors Research Fund's directors and management will remain committed to providing you, our shareholders, with the best service providers we can obtain.

     Sincerely,
     HUGH J. HAFERKAMP, President

Securities in the Fund
March 31, 1999

Quoted
Number of                                             Market
Shares            Common Stocks                        Value
--------         -----------------------             --------
                 Auto Related (6.3%)
24,500              Dana                           $  931,000
15,700              Genuine Parts                     452,356

                 BANKS (6.9%)
6,000               Citigroup                         383,250
5,500               First Union                       293,906
10,000              Keycorp                           303,125
12,000              Union Planters                    527,250

                 CHEMICAL (11.6%)
15,000              Air Products & Chemical           513,750
6,000               Akzo Nobel NV ADR                 222,000
13,500              Du Pont                           783,844
20,100              Hercules                          507,525
15,000              Rohm & Haas Co.                   503,438

                 COMPUTER (13.4%)
10,000              3COM 233,125
13,300              Computer Associates               472,981
15,000              Hewlett-Packard                 1,017,188
10,000              Intel                           1,191,250

                 ELECTRONICS (9.3%)
8,000               Emerson Electric Co               423,500
5,500               Raytheon Cl A                     322,438
1,900               TRW                               864,500
1,100               Thomas & Betts                    413,188

                 ENERGY/OIL (4.4%)
15,000              Kerr-McGee                        492,188
10,000              Phillips Petroleum                472,500

                 ENERGY/NON OIL  (1.2%)
5,000               Columbia Energy Group             261,250

                 ENERGY/OILFIELD SVC (1.8%)
10,000              Halliburton                       385,000

                 FOOD (6.3%)
20,600              ConAgra                           526,588
7,800               General Mills                     589,388
12,500              Universal Foods                   257,813

                 FOOD WHOLE/RETAIL (2.3%)
15,000              American Stores                   495,000

                 HOUSEHOLD PRODS (3.0%)
13,700              Kimberly-Clark                    656,744

                 INDUSTRIAL PRODUCTS (6.8%)
10,000              Ingersoll-Rand                    496,250
16,900              Kennametal                        295,750
20,000              Parker-Hannifin                   685,000

                 INSURANCE (4.0%)
10,000              Everest Reinsurance               311,875
10,000              Hartford Fin'l Services           568,125

                 MEDICAL SERVICES/SUPPLIES (1.5%)
17,000              Tenent Healthcare                 321,938

                 METALS (1.9%)
10,000              ALCOA                             411,875

                 PACKAGING-CONTAINERS (1.8%)
14,000              Crown Cork & Seal                 399,875

                 RETAILING (1.1%)
6,000               J. C. Penney                      243,000

                 RUBBER PRODUCTS & TIRES (2.3%)
10,000              Goodyear                          498,125

                 TELECOMMUNICATIONS (9.3%)
28,000              Hong Kong Tele. ADR               547,750
15,000              SBC Communications                706,875
14,000              US West                           770,875

                 TRANSPORTATION (3.2%)
10,000              CNF Transportation                378,125
8,500               CSX                               330,965
                                                  ------------

*TOTAL COMMON STOCK                              $ 21,462,488

Add Excess of cash and other assets
Over payables (1.6%)                                  351,751
                                                 -------------
TOTAL NET ASSETS (100%)                          $ 21,814,239
                                                 =============

Equivalent to $  3.64 per share on 5,995,288 shares outstanding
Based on market quotations computed at the last reported sale price on March 31, 1999

Statement of Operations
For the Six Months Ended March 31, 1999
(Unaudited Interim Report)

Investment Income:
   Dividends                                   $     255,964
   Interest                                           11,560
                                               -------------
     Total investment income                   $     267,524
                                               -------------
Expenses:
   Investment Advisory fee                     $      61,841
   Legal, Accounting and auditing                     36,338
   Transfer agent's fee                               21,155
   12b-1 distribution fees                            23,058
   Custodian fee                                       7,885
   Salaries                                           22,199
   Insurance                                          11,995
   Taxes                                               5,013
   Office                                             22,116
   Notice to Investors                                 2,500
   Consulting Fees                                       250
   Directors' Fees                                    23,950
   Registration fees                                   4,950
   Miscellaneous                                       6,799
                                               --------------
     Total Expenses                            $     250,049
                                               --------------
     NET INVESTMENT INCOME                     $      17,475
                                               --------------
Realized and unrealized gain on investments:
Net realized gain                              $     702,079
Change in unrealized apreciation of
investments during the year                        2,161,985
                                               --------------
NET GAIN ON INVESTMENTS                            2,864,064
                                               --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                      $   2,881,539
                                               ==============

The accompanying notes are an integral part of these financial statements.

Investors Research Fund announces its newly elected officers:
President:            Mr. Hugh J. Haferkamp
Vice President        Mr. Harry Gelles
Secretary/Treasurer   Dr. Dan Secord

Statement of Assets and Liabilities
March 31, 1999
(Unaudited Interim Report)

Assets
Investment in securities at market             $  21,462,488
     (cost $22,660,346)
Cash                                                 378,836
Dividends receivable from common stocks               25,724
Other assets                                          16,296
                                               --------------
     TOTAL ASSETS                              $  21,883,344
                                               --------------
Liabilities
Investment advisory fees                       $      30,451
Other expenses                                        38,654
                                               --------------
     Total Liabilities                         $      69,105
                                               --------------
     NET ASSETS at March 31, 1999              $  21,814,239
                                               ==============
     Net assets value per share on
     5,995,288 shares outstanding              $       3.639
                                               ==============
     Maximum offering price per share
     (100/96.25 of $3.639)                     $       3.780
                                               ==============

The accompanying notes are an integral part of these financial statements.

Shareholder Information
The Annual Shareholders Meeting held on March 30, 1999 had three matters that were voted upon.
Item #1 was the election of Directors. The following directors were elected on votes cast as follow:
# Shares Voted                   FOR           WITHHOLD AUTHORITY
For Mr. Richard Chernick      3,314,867             132,326
For Mr. James A. Corradi      3,314,867             132,326
For Mr. Harry P. Gelles       3,314,867             132,326
For Mr. Hugh J. Haferkamp     3,325,118             132,326
For Mr. Leonard S. Jarrott    3,314,867             132,326
For Mr. Michael A. Marshall   3,314,867             132,326
For Mr. William J. Nasif      3,314,687             132,326
For Mr. Mark Schniepp         3,314,687             132,326
For Dr. Dan B. Secord         3,314,687             132,326

Item #2 was the proposal to ratify the selection of Timpson Garcia, as independent accountants. The vote was as follows:

                                 FOR        AGAINST        ABSTAIN
# Shares Voted                3,235,565      34,926        177,839

Item #3 was the proposal to approve the amendment to the corporate by-laws reducing the authorized number of directors to nine (9).
                                FOR         AGAINST        ABSTAIN
# Shares Voted                3,233,306      16,246        198,780

Notes to Financial Statements
March 31, 1999
(Unaudited Interim Report)

Note 1     Significant Accounting Policies
     Investors Research Fund is registered under the Investment Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is incorporated in the State of Delaware. Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.
     Security Valuations: A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Short-term obligations (U.S. Treasury Bills) are valued at amortized cost which approximates market value.
     Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     Security Transactions and Related Investment Income: Security transactions are accounted for on the trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
     Distributions to Shareholders: Dividends to shareholders are recorded on the ex-dividend date. Net investment income and net realized gains from security transactions are distributed to shareholders at December 31 of each calendar year.

Note 2     Affiliated Party Transactions
     Investment Advisory Fee: The Fund entered into an investment advisory agreement with Fox Asset Management, Inc. (Fox). Under the terms of the agreement the Fund, in consideration of the advisory services to be rendered by Fox, will pay Fox a quarterly fee equal to 0.125% of the net assets of the Fund calculated as an average of the net assets of the fund as of the close of each month of the Fund's fiscal year; said fee not to exceed 0.5% annually of the average net assets of the Fund calculated as at the close of each month of the Fund's fiscal year.
     Mr. Van Whisnand, representing Fox Asset Management, was elected to the Board of Directors at the annual shareholders meeting of April 22, 1998 and resigned in September, 1998 when he terminated employment with Fox Asset Management.
     The fund does not directly compensate directors affiliated with the Adviser.
     Legal Fees: Mr. Hugh Haferkamp is President of the Fund. Mr. Haferkamp also provides legal counsel to the Fund and has been paid legal fees in addition to drawing a salary as the Fund's President and receiving director's fees for attending board meetings.

      Recap of fees for the six months ended March 31, 1999:
                                                         Payable At
                                   Total Expenses        March 31, 1999
                                  --------------------------------------
Fox Asset Management-investment
advisory fees                     $  61,841              $	30,451
Mr. Hugh Haferkamp-legal fees     $   4,000

Note 3     Capital Stock (Fund Shares)
At March 31, 1998 there were 20,000,000 shares of $1.00 par value capital stock authorized. Transactions in Fund shares for the six months ending
March 31, 1999 and 1998 were as follows:
                                                   March 31,          March 31,
                                                     1999               1998
                                                  ----------------------------
Shares sold                                         75,442            34,581
Shares issued to shareholders in reinvestment
of net investment income and net realized gains    125,316         1,768,705
                                                ------------------------------
                                                   200,758         1,803,286
Shares redeemed                                 (1,372,110)         (541,938)
                                                ------------------------------
Net increase (decrease)	                        (1,171,352)        1,261,348
Balance:
Beginning of period                              7,166,640         7,013,271
                                                ------------------------------
End of period                                    5,995,288         8,274,619
                                                ==============================

Note 4     Appreciation (Depreciation) of Investments
At March 31, 1999, the net unrealized appreciation for securities was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value
over tax cost                                         $1,664,049
Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax
cost over value                                       (2,861,907)
                                                      ------------
Net unrealized depreciation                           $(1,197,858)
                                                      ============
The cost basis above is the same as that used for financial statement purposes.

Note 5     Distribution of Income
Net investment income and realized gains from investment transactions distributed during the period to the shareholders' accounts for each outstanding share were:

Net Investment Income                    $	0.056
Net realized gain on investments         $	0.029

The distributions were paid on December 31, 1998, to shareholders of record on December 29, 1998. These distributions represent net investment income and net realized gain for the year ended December 31, 1998.

Note 6     Lease Commitments
     Under a lease expiring April 14, 2000, the Fund is committed to pay minimum lease payments of $678 per month for the rent for its present office space. The minimum monthly rent is subject to consumer price index adjustments each April 1 for the duration of the lease. In addition to the minimum monthly payments, the lease requires monthly payments of increases in building operating expenses effective January 1, 1998. Building operating expenses are adjusted annually each January 1 by the lessor. Future minimum annual lease commitments are as follows:

Years ending September 30:
1998         $    8,136
1999               4,407
             ----------
Total        $   12,543
             ==========

Note 7     Purchases and Sales of Securities
     Purchases and sales of securities (other than United States Government obligations) from unaffiliated issuers aggregated $3,850,024 and $8,867,637 respectively for the 6 months ended March 31, 1999.

Note 8     Year 2000 Issue
     The Fund has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue, and has been informed by its consultant that they are Year 2000 compliant.
     The issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail. The Fund is dependent on computer processing in the conduct of its activities.
     The Fund has contracted with third parties to provide transfer and accounting services. The Fund has been informed by its contracting parties that they are Year 2000 compliant. From the Fund's investigation, the potential effect on the Fund that might result from other organizations experiencing Year 2000 related system failures is not expected to be a material factor.

<TEXT/>